UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 12, 2006


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


        NEW JERSEY                    0-30121                     22-2050748

(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 12, 2006, Ulticom Inc. (the "Company") issued a press release announcing selected unaudited financial information for the fiscal quarter ended April 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2. the foregoing information and the information set forth in the first four paragraphs of Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item
2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The Company notified The NASDAQ Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 and that, accordingly, it is not in compliance with the NASDAQ requirement for continued listing under NASDAQ Marketplace Rule 4310(c)(14), which requires the Company to make on a timely basis all required filings with the Securities and Exchange Commission ("SEC"). The Company expects that it will receive an additional Staff Determination letter from the Staff of The NASDAQ Stock Market advising that the Form 10-Q filing delinquency forms a separate basis for delisting under Marketplace Rule 4310(c)(14), and that this additional matter has been referred to the NASDAQ Listing Qualifications Panel (the "NASDAQ Panel"). It is expected that the Company will be afforded an opportunity to make an additional submission for the NASDAQ Panel's consideration.

As previously disclosed, on April 20, 2006 the Company announced that, due to the delay in the filing of its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, it had received a Staff Determination Letter from The NASDAQ Stock Market indicating that the Company's securities were subject to delisting based upon the delinquent Form 10-K, unless the Company requested a hearing before a NASDAQ Panel. The Company requested a hearing and presented its plan to regain compliance with NASDAQ's filing requirement at an in-person hearing before the NASDAQ Panel on May 25, 2006. The NASDAQ Panel has not yet issued a decision as a result of that hearing.

The Company intends to submit to the NASDAQ Panel, within the permissible timeframe, its plan to file the Form 10-Q for the quarterly period ended April 30, 2006. It is expected that the NASDAQ Panel's hearing decision will address both the late Form 10-K and late Form 10-Q filings referenced above. However, there can be no assurance that the NASDAQ Panel will grant the Company's request for continued listing on NASDAQ.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 12, 2006, Raz Alon was elected to the Company's Board of Directors as its Chairman. Mr. Alon was not elected to serve on any committees of the Board of Directors at this time.

Mr. Alon, age 43, has served as interim Chief Executive Officer of Comverse Technology, Inc., the Company's majority shareholder, since April 28, 2006 and as a director of Comverse since December 2003. Since November 2000, Mr. Alon has served as Chairman of TopView Ventures LLC, an investment firm focused on special situation investments in a broad range of industries. From 1998 to 2000, Mr. Alon served as a Director in the mergers and acquisitions department of Merrill Lynch & Co., Inc. with a focus on private equity and financial sponsor clients. From 1996 to 1998, Mr. Alon served as a Director at SG Securities Inc., the U.S. based mergers and acquisitions and merchant banking business unit of Societe Generale SA. From 1991 to 1996, Mr. Alon worked as an investment banker at Lehman Brothers Inc. Mr. Alon received a B.Sc. in Computer Science and Engineering, magna cum laude, from the University of California, Los Angeles in 1988 and an M.B.A. from Harvard Business School in 1991.

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ITEM 8.01         OTHER EVENTS

The Company on June 12, 2006 announced that, as a result of the ongoing review relating to the Company's stock option awards, it has filed a Form 12b-25 with the SEC indicating that its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 was not filed on its due date of June 9, 2006. The Company did not seek in such filing a 5-day filing extension because it does not believe it could file the Quarterly Report by the end of the extension period, primarily due to uncertainty relating to the accounting treatment of certain options issued by Comverse to members of the Company's management and employees before the Company's initial public offering, as discussed in previous filings.

The Company intends to issue results for the fiscal quarter ended April 30, 2006 and the fiscal year ended January 31, 2006, and to file its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 and Annual Report on Form 10-K for the fiscal year ended January 31, 2006, together with any restated historical financial statements, as soon as practicable after the completion of the Audit Committee's review.

Representatives of the Company and its Audit Committee have met with and are cooperating with the Staff of the U.S. Securities and Exchange Commission with respect to matters related to the Company's stock option grants, and are also voluntarily cooperating with other governmental authorities looking into stock option practices. The Company is providing relevant information in connection with these inquiries.

Note: This Form 8-K contains "forward-looking statements" for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the Audit Committee's review of matters relating to the Company's stock option awards, including but not limited to the accuracy of the stated grant dates of option awards and whether proper corporate procedures were followed in connection with such awards; the results of Comverse's review of its stock option awards as applicable to employees of the Company; the impact of any restatement of the financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file required reports with the Securities and Exchange Commission; the risks that may be associated with potential claims and proceedings relating to such matters, risk associated with the Company's inability to meet the requirements of the NASDAQ Stock Market for continued listing of the Company's shares; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any restatement of the financial statements of the Company; risks associated with the development and acceptance of new products and product features; risks associated with the Company's dependence on a limited number of customers for a significant percentage of the Company's revenues; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; aggressive competition that may force the Company to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the Company's business and with increased expenditures; risks associated with holding a large proportion of the Company's assets in cash equivalents and short-term investments; risks associated with the Company's products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the Company's Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the Company's products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the Company's products with those of equipment manufacturers and application developers and the Company's ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the Company's reliance on a limited number of independent manufacturers to manufacture boards for the Company's products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the Company's intellectual property rights and the inappropriate use by others of the Company's proprietary technology; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified

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personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the Company operates; and other risks described in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All documents are available through the SEC's website at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        EXHIBITS:

           Exhibit No.                           Description
           -----------                           -----------
              99.1           Press Release of Ulticom, Inc. dated June 12, 2006





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ULTICOM, INC.


Date:  June 12, 2006                            By: /s/ Mark Kissman
                                                    ----------------------------
                                                Name:  Mark Kissman
                                                Title:   Chief Financial Officer





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                                  EXHIBIT INDEX
  Exhibit No.                                          Description
  -----------                                          -----------
     99.1               Press Release of Ulticom, Inc. dated June 12, 2006









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